UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

GENIE ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

1-35327

(Commission File Number)

Delaware	45-2069276
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K by Genie Energy Ltd. (the “Registrant”) under Items 2.01 and 9.01 on November 8, 2016 (the “Original 8-K”). Amendment No. 1 is being filed in order to provide certain financial statements and to furnish certain pro forma financial information pursuant to Item 9.01 of this Form 8-K/A.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 2, 2016, Genie Retail Energy, Inc. a subsidiary of the Registrant, acquired Retail Energy Holdings, LLC (“REH”), a privately held retail energy provider, for $9.5 million in cash plus $1.4 million for net working capital. REH operates as Town Square Energy in eight Eastern states, serving approximately 47,000 electricity residential customer equivalents. REH’s licenses and customer base expands Genie Retail Energy’s geographic footprint to four new states – New Hampshire, Rhode Island, Massachusetts and Connecticut – and provides additional electricity customers in New Jersey, Maryland, Ohio and Pennsylvania. REH will be operated as a wholly owned subsidiary utilizing the Town Square Energy brand.

REH was purchased from Krieger Enterprises Inc. There are no material relationships between Krieger Enterprises Inc. and the Registrant, any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

The purchase was announced in a press release dated November 3, 2016.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited financial statements of REH as of and for the year ended December 31, 2015 are filed herewith as Exhibit 99.1 to this Form 8-K/A.

Unaudited condensed financial statements of REH as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015 are filed herewith as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Registrant giving effect to the acquisition of REH as of September 30, 2016 and for the year ended December 31, 2015 and for the nine months ended September 30, 2016, are filed herewith as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Document
23.1	Consent of Baker Tilly Virchow Krause, LLP
99.1	Audited Financial statements of Retail Energy Holdings, LLC as of and for the year ended December 31, 2015.
99.2	Unaudited condensed consolidated financial statements of REH as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.
99.3	The unaudited pro forma condensed consolidated financial information of the Registrant.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

	By:	/s/ Howard S. Jonas
Name: Howard S. Jonas
Title: Chief Executive Officer

Dated: January 13, 2017

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Exhibit Index

Exhibit No.	Document
23.1	Consent of Baker Tilly Virchow Krause, LLP
99.1	Audited Financial statements of Retail Energy Holdings, LLC as of and for the year ended December 31, 2015.
99.2	Unaudited condensed consolidated financial statements of REH as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.
99.3	The unaudited pro forma condensed consolidated financial information of the Registrant.

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